UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

_____________________

Date of Report (Date of earliest event reported) December 21, 2000

Piccadilly Cafeterias, Inc.
(Exact name of registrant as specified in its charter)

Louisiana (State of incorporation)	1-11754 (Commission File Number)	72-0604977 (IRS Employer Identification No.)

3232 Sherwood Forest Boulevard, Baton Rouge, Louisiana (Address of principal executive offices)	70816 (Zip Code)

(225) 293-9440
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

On December 21, 2000, the Company issued a press release, filed herewith as Exhibit 99, announcing the closing of a private unit offering and new credit facilities.

Item 7. Financial Statements and Exhibits
(c)	Exhibits.
	99	Press Release dated December 21, 2000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                                          PICCADILLY CAFETERIAS, INC.

                                                                                                          By:    W. SCOTT BOZZELL

                                                                                                          W. Scott Bozzell
                                                                                                          Executive Vice President and Secretary

Date: December 21, 2000